SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event
Reported):  June 26, 2002

Credit Suisse First Boston Mortgage Securities Corp.
(Exact name of registrant as specified in its charter)
Delaware	333-77054	13-3320910
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11 Madison Avenue New York, New York 10010
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (212) 325-2000

Item 5.

Other Events.

Filing of Certain Materials

Pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the “Form 8-K”), Credit Suisse First Boston Mortgage Securities Corp. (the “Company”) is filing a prospectus and a prospectus supplement with the Securities and Exchange Commission (the “Commission”) relating to its Credit Suisse First Boston Mortgage Securities Corp., Home Equity Asset Trust 2002-1, CSFB Home Equity Pass-Through Certificates, Series 2002-1 (the “Certificates”).

Incorporation of Certain Documents by Reference

In connection with the issuance of the Certificates, the Company is filing herewith the consent of PricewaterhouseCoopers LLP (“PricewaterhouseCoopers”) to the use of their name and the incorporation by reference of their report in the prospectus supplement relating to the issuance of the Certificates.  The consent of PricewaterhouseCoopers is attached hereto as Exhibit 23.1

The consolidated financial statements of Financial Security Assurance Inc. (“FSA”) and Subsidiaries as of December 31, 2001 and 2000 and for each of the three years in the period ended December 31, 2001, which are included in the Annual Report on Form 10-K of Financial Security Assurance Holdings Ltd. for the fiscal year ended December 31, 2001 and which have been audited by PricewaterhouseCoopers, and the unaudited condensed consolidated balance sheets, statements of operations and comprehensive income, and statements of cash flows of FSA and subsidiaries for the three months ended March 31, 2002 and 2001, included in the Quarterly Report on Form 10-Q of Financial Security Assurance Holdings Ltd. for the period ended March 31, 2002, are hereby incorporated by reference in (i) the prospectus; and (ii) the prospectus supplement.  The consent of PricewaterhouseCoopers to the incorporation by reference of their audit report on such financial statements in the prospectus supplement and their being named as “experts” in the prospectus supplement related to Home Equity Asset Trust 2002-1, Home Equity Pass-Through Certificates, Series 2002-1, is attached hereto as Exhibit 23.1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)

Not applicable.

(b)

Not applicable.

(c)

Exhibits:

23.1

Consent of PricewaterhouseCoopers LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CREDIT SUISSE FIRST BOSTON MORTGAGE
SECURITIES CORP.

By: /s/ Sharon Joseph

                  Name: Sharon Joseph
                  Title: Vice President

Dated:  June 26, 2002

Exhibit Index

Exhibit

Page

23.1

Consent of PricewaterhouseCoopers LLP

EXHIBIT 23.1

CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the incorporation by reference in the Prospectus Supplement to the Registration Statement on Form S-3 of Credit Suisse First Boston Mortgage Securities Corp. Home Equity Pass-Through Certificates, Series 2002-1 of our report dated February 4, 2002 relating to the consolidated financial statements of Financial Security Assurance Inc. and Subsidiaries as of December 31, 2001 and 2000 and for each of the three years in the period ended December 31, 2001, which appears as an exhibit in Financial Security Assurance Holdings Ltd.’s Annual Report on Form 10-K for the year ended December 31, 2001.  We also consent to the reference to our Firm under the caption “Experts” in such Prospectus Supplement.

 /s/ PRICEWATERHOUSECOOPERS LLP
PricewaterhouseCoopers LLP

New York, New York
June 19, 2002